UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2007

U. S. Precious Metals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5821 Tanagerside Road, Lithia , Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-9689

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

On November 1, 2007, Mr. Walter J. Salvadore resigned from his position as a Director of the Board of Directors of US Precious Metals, Inc. (the “Company”), to pursue other interests. Mr. Salvadore served in this position since May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Precious Metals Inc.

Date: November 6, 2007	By: /s/ Peter Toscano
Peter Toscano
Chief Executive Officer